Delivering Value J.P. Morgan Conference – August 2013 Exhibit 99.1 Yanfeng Visteon Electronics Interiors Our Family of Businesses

Page 2 Today We Will… Provide Q2 2013 highlights Update the status of the Company’s “Value Creation Plan” first presented on September 19, 2012 Review the YFV transaction Outline the Visteon vision

Q2 2013 Highlights J.P. Morgan Conference – August 2013 Yanfeng Visteon Electronics Interiors Our Family of Businesses

Second Quarter 2013 Recent Highlights
Strong Second-Quarter 2013 Performance
– Sales of $1.9 billion vs. $1.7 billion in second-quarter 2012
– Adjusted EBITDA of $187 million vs. $147 million in second-quarter 2012
– Adjusted net income of $71 million
Adjusted EPS of $1.41
– Strength in Climate and Electronics product groups
Year-over-year Adjusted EBITDA up 38% and 17%, respectively
Over $1 Billion of Liquidity at June 30, 2013, Despite $175 Million Share Buyback
and $50 Million Bond Repurchase During Last 12 Months
– Cash of $1,008 million (up $306 million Y/Y); $114 million of U.S. ABL availability
– Debt of $799 million; 1.2x Debt / Adjusted EBITDA
Increasing 2013 Financial Guidance
Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
Prior Revised
Sales $7.3 - $7.5 billion $7.3 - $7.5 billion
Adjusted EBITDA $620 - $660 million $660 - $690 million
Adjusted FCF $100 - $150 million $135 - $170 million
Adjusted EPS $4.04 - $5.52 $4.83 - $6.11

Yanfeng Visteon Electronics Interiors Our Family of Businesses Status of “Value Creation” Plan J.P. Morgan Conference – August 2013

Decision Cornerstones
Base strategic decisions on “industrial logic” and a realistic assessment of strengths and weaknesses
– No smaller than #3 in relevant market presence
– Core strengths must include technology or “know-how” leverage
Provide customers with well financed, international-capable businesses with exciting products
– Financial performance must support R&D and capex investment
– Must have presence where customers want to be
– Capable of weathering economic challenges
Shareholder performance is an outcome of optimal strategic decisions and robust execution
– Lean, fast, driven and global
– Focused, minimal overhead with strong leadership
Focused on Continued Strategy of Optimizing
Visteon’s Business Portfolio to Maximize Shareholder Value
Please see appendix for important disclosures regarding “Forward Looking Information“

Visteon: The Plan (September 19, 2012)
Visteon
Climate
Yanfeng
Visteon
70% 100%
50% 100%
100%
Visteon
Interiors
Visteon
Electronics
Sell Visteon Climate to HCC for cash
Establishes “New Halla-Visteon Climate
Group” (HVCG) as single consolidated
Climate presence with leadership of all global
Climate operations
Consolidation of these two operations into
one has been a major customer demand
Headquartered in Korea with global customer
presence and Korean leadership supported
by international management team
Visteon is equity holder (70%) in HVCG
Transfer limited SG&A and operating resources to
make business globally self-capable
Target transaction completion by Q1 2013
Remains non-core
Continue to pursue
options
Interiors will be
exited at a time
when value
objectives are met
Electronics
#5 global market
position
Significant integration
and technology
synergies with YFVE
Focused on
optimizing global
scale and ownership
YFV
Electronics
60%
40%
Yanfeng Visteon
YFV and affiliated
Visteon Electronics
represent a dynamic
marriage of global
presence with Asian-
centric power, low-cost
operations and
technological prowess
Core YFV business is
Interiors, which
Visteon is exiting
Need to monetize at
right value at right time
Rothschild and Goldman Sachs Were Engaged by Visteon to Pursue
Strategic Options to Enhance Customer, Partner and Shareholder Value
Please see appendix for important disclosures regarding “Forward Looking Information“
Corporate Rightsizing
Minimal footprint
Staff businesses with lean and only “necessary” support

Visteon: The Status (August 13, 2013)
Visteon Status
The Plan
Visteon
Climate
70% 100%
Sell Visteon Climate to HCC for cash
– Establishes “New Halla-Visteon Climate
Group” (HVCG) as single consolidated
Climate presence with leadership of all global
Climate operations
– Consolidation of these two operations into
one has been a major customer demand
– Headquartered in Korea with global customer
presence and Korean leadership supported
by international management team
– Visteon is equity holder (70%) in HVCG
Transfer limited SG&A and operating resources to
make business globally self-capable
Target transaction completion by Q1 2013
Overview
Completed Q1 2013
HVCC now #2 largest global auto climate business in
the world
Significant synergies already achieved, further
opportunities in process
HVCC stock price up over 30% YTD, up over 60%
since 52-week low
Financial
Order book supports 7%+ global sales CAGR through
2015
Project +$1 billion of new business wins in 2013
– 70% rewins / 30% incremental
2013 YTD performance
–
Revenue up $387 million (19%)
–
Adjusted EBITDA up $62 million (36%)
Significant margin enhancement opportunities;
increase margins 100-150 bps between 2012 - 2016
Technology
Awarded prestigious               award for technical
breakthrough on environmentally sensitive issue of
system fluid sealing integrity
Key supplier to new BMW i3 with innovative battery
cooling technology
Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”

Yanfeng
Visteon
50%
Yanfeng Visteon
YFV and affiliated
Visteon Electronics
represent a dynamic
marriage of global
presence with Asian-
centric power, low-cost
operations and
technological prowess
Core YFV business is
Interiors, which
Visteon is exiting
Need to monetize at
right value at right time
Visteon: The Status (August 13, 2013)
The Plan
Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
Overview
Definitive agreement to sell YFV (ex. YFVE) signed August 12, 2013
Overall transaction valued at $1.5 billion
Visteon will sell non-Electronics position for $1.2 billion in cash
(tax exposure ~10%)
Visteon will retain and increase direct ownership in majority of YFVE
Most transactions expected to close Q4 2013 / Q1 2014
Key Benefits
Simplifies Visteon corporate structure
Improves integration of global Electronics business
Visteon will consolidate a majority of the existing YFVE operations, and a JV will be established with HASCO, focused on specific
Chinese market opportunities
Visteon Status

100%
Visteon
Electronics
Electronics
#5 global market
position (pre YFVE
consolidation)
Significant integration
and technology
synergies with YFVE
Focused on
optimizing global
scale and ownership
YFV
Electronics
40%
Visteon: The Status (August 13, 2013)
Overview
Solidifies #3 global position in driver information and controls
Visteon Electronics will consolidate majority of YFVE’s former operations, creating:
–
~$1.7 billion in 2013E sales ($350 to $400 million from YFVE)
–
$150+ million in 2013E Adjusted EBITDA ($40 to $45 million from YFVE)
Financial
Order book supports 12%+ sales CAGR in Cockpit Electronics through 2016
Project +$600 million of new business wins in 2013
– 33% rewins / 67% incremental
The Plan
Visteon Status
Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
2013 YTD performance
–
Revenue up $86 million (14%)
–
Adjusted EBITDA up $7 million (12%)
Significant potential for margin enhancement/synergies
Operations and Technology
Market leader for worldwide delivery with complete global footprint
– 11,000 people at 31 sites in 15 countries; technical centers in every region
Recognized internationally for technical innovation
– eBee vehicle receives major customer endorsements

Corporate Rightsizing
Minimal footprint
Staff businesses with lean and only “necessary” support
Visteon: The Status (August 13, 2013)
Overview
“Corporate centric” business model being
replaced with “stand-alone” capable business
units
Opportunity to relocate and/or charge shared
service centers to better match profitable
locations, improve tax efficiency
– Today Visteon generates profits in certain
regions (namely Asia), incurs losses in other
regions (includes restructuring and
transformation expenses, and net interest
expense)
– Losses partially funded with
dividends….creates significant tax leakage and
inefficiencies in our structure
Significant opportunity to minimize losses and
increase the efficiency of structure going forward
The Plan
Fixed Costs and SG&A Spend
(Originally Presented at DB Conference in Jan 2013 /
Updated for 2012 Actual and 2013 Latest Outlook)
(Dollars in Millions)
$340-$380
2012 Full-Year Tax Provision and Cash Taxes
(Presented During Q4 2012 Earnings Call)
Visteon Status
(1)
(2)
Please see appendix for important disclosures regarding “Forward Looking Information“
(1) U.S. GAAP basis equity in net income of non-consolidated affiliates.
(2) Pro forma effective tax rate not in conformity with U.S. GAAP.
(3) Including Non-U.S. withholding taxes related to consolidated dividends, royalties, and other distributions.
U.S. GAAP U.S. GAAP Implied Cash
(Dollars in Millions)
PBT Tax Expense Tax Rate Taxes
Halla Climate Control Corp and Affiliates
$257 $60 23% $75
Visteon and Affiliates (Profitable)
127 32 25% 35
Visteon and Affiliates (Non-Profitable)
(319) 3 (1%) 4
Visteon Non-U.S. Withholding Tax on Non-Consol
226 21 9% 9
Other
(3)
- 5 N/M 10
Total
$291 $121 $133
$485
$437
$412
2011 2012 2013E Goal
42%

Yanfeng Visteon Electronics Interiors Our Family of Businesses The YFV Transaction J.P. Morgan Conference – August 2013

YFV Transaction: Overview
Transaction
Visteon is selling its 50% stake in YFV as well as direct stakes in certain
Yanfeng-related affiliates (i.e. Halol, Jinqiao, Tooling, Toppower)
Visteon is increasing ownership stake in YFVE
– Purchasing 11% of YFVE to bring Visteon’s stake to 51%
– Purchasing 50% of a New HoldCo which will own 49% of Toppower as well as own stakes in the other YFV electronics-related entities
$1,183 million net cash proceeds
– $1,053 million gross proceeds for YFV and other direct stakes sold
(1)
– ($68) million net investment for increased stake in YFVE and electronics-related entities
(2)
–
Cash
Consideration
Most transactions expected to close during late 2013 / early 2014
Timing subject to customary government and regulatory approvals
Timing
(1) Excludes proceeds from sale of Toppower.
(2) Includes proceeds from sale of Toppower.
(3) Actual distribution could vary between $184 million and $211 million due to the proration of certain distributions which depend on the closing date of the transaction..
Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
$198 million distribution from existing cash
(3)

YFV Transaction: YFVE Structure
YFVE Simplified Structure Future YFVE Structure
Proposed YFVE Structure Will Contribute $350 to $400 Million of Consolidated Sales and
$40 to $45 Million of EBITDA (Including Equity Income) to the Electronics Product Group
Post the transaction, Visteon will
own:
– 51% stake in YFVE and its main
fully owned operations in
Songjiang, China
– 50% of a New HoldCo which will
own 49% of Toppower as well
as own stakes in the other YFV
electronics-related entities
Steps
Increase stake in YFVE to 51%
through capital increase
Capitalize New HoldCo
– New HoldCo to acquire 49%
stake in Toppower as well as
stakes in other YFV
electronics-related entities from
YFVE
Future
Consolidated
by Visteon
21% 7% 72%
% of Total
YFVE Sales
Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
YF Visteon
New HoldCo
YFVE
Other entities Toppower
50% 50%
49%
51%
51% 49%
100%
YFV Visteon
Sky Captain
Songjiang Other entities
YFVE
Toppower
60% 40%
29.1%
12.5%
58.4%
Songjiang
Current

YFV Transaction: Proceeds
(Dollars in Millions)
Transaction Proceeds
Total Transaction Value of Approximately $1.5 Billion
YFVE Valuation
YFVE EBITDA
(3)
$43
Eliminate YFV Support Costs 7
Total EBITDA $50
Multiple Based on Comps 6.0x
Valuation $300
(2)
Amount Paid
Value of YFV 50% Stake $928
At Close
Direct Stakes in Other Interiors JVs 96
June 2015 (1)
Dividends from Other Interiors JVs 28
June 2014 / June 2015
Gross Proceeds $1,053
Cash Distribution 198
At or Near Close
Gross Proceeds w/ Distribution $1,251
Payment to Gain YFVE Consolidation (68)
At Close
Net Cash Proceeds $1,183
YFVE Valuation 300
Total Transaction Value $1,483
Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
(1)  Substantially all the funds will be received by June 2015.
(2)  Actual distribution could vary between $184 million and $211 million due to the proration of certain distributions which depend on the closing date of the transaction.
(3)  Represents YFVE 2013 YTD EBITDA annualized.

Visteon Electronics Business

Transaction Solidifies #3 Global Position in Driver Information and Controls
Sales
Adjusted
EBITDA
$1,274 $126
Remove YFVE Equity Income – (14)
VC Electronics (ex. YFVE) $1,274 $112
New YFVE 457 40
Elims (137) –
Adjusted $1,594 $152
Visteon Electronics – 2012
(Dollars in Millions)
Visteon Cockpit Electronics Business
Pre-YFVE Transaction Post-YFVE Transaction
Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
Note: Consistent with Visteon’s reporting practices, Adjusted EBITDA includes equity in affiliates and deduction for non-controlling interests.
EU
38%
NA
37%
AP
21%
SA
4%
AP
37%
EU
30%
NA
29%
SA
4%
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
2010 2011 2012 2013E 2014E 2015E 2016E
Historical Visteon Consolidated Electronics
Consolidated YFVE Sales
Other Non-Consolidated Sales (China, Indonesia)
Visteon Electronics – Base

YFV Transaction: Impacts to Visteon
(Dollars in Millions)
2009 $35
2010 $12
2011 $42
2012 $70
YFV + Visteon
Direct Stakes
(1)
Est. YFVE Est. YFV
Non-
YFVE YFVE
EBITDA
Post Deal
Support
Costs Net Impact
2012 ($126) ($23) $40 $5-10 ($99)-(104)
2013 YTD ($69) ($13) $21 $3-7 ($54)-(58)
R
YFV Dividend History (ex. Electronics)
Impact to Visteon Reported Adjusted EBITDA
(Visteon EBITDA Includes YFV Equity Income)
Visteon Will Recognize Approximately $100 Million Less in Adjusted EBITDA
and Will Gain Approximately $1.1 Billion in After-Tax Cash Proceeds
Please see appendix for important disclosures regarding “Forward
Looking Information“ and “Use of Non-GAAP Financial Information”
(1) Represents equity income from Yanfeng and related entities that is included in Visteon’s Adjusted EBITDA.
Note: Visteon will also consolidate YFVE cash post the transaction.  YFVE cash balance was $40 million at 6/30/2013.

Yanfeng Visteon Electronics Interiors Our Family of Businesses Post YFV J.P. Morgan Conference – August 2013

Visteon: Post YFV
#2 in the world in high-growth
climate market
7%+ Revenue CAGR
Powerful technology
Strong balance sheet
Generates cash
Please see appendix for important disclosures regarding “Forward Looking Information“
Electronics
#3 in the world in driver
information and controls
12%+ Revenue CAGR
Powerful technology
Strong balance sheet
Generates cash
Interiors
World-class IP technology
Managing through Europe
downturn
Restructuring business
for future growth while
exploring divestment
opportunities
Visteon Consolidating Around Two World-class Core Businesses
70% 100% 100%

Climate Segment Undergoing Revolution in Product
Compressors
Powertrain
Cooling
EV &
Hybrid
Battery
Cooling
Fluid
Transport
HVAC

Please see appendix for important disclosures regarding “Forward Looking Information“
HVCC: One of Only Two Climate Companies With A Complete Product Line

Visteon: HVCC Driving Climate Technology
Please see appendix for important disclosures regarding “Forward Looking Information“
Redefining the Climate Portfolio, Generating Content Growth and Margin Expansion
Cathode Oxygen
Depletion Heater
Brushless DC
Cooling Module
High-Voltage Positive
Temperature Coefficient
(PTC) Heater
Turbo Blower
Fuel Cell Vehicle
Technologies
Hybrid and Electric Vehicle
Technologies
Battery Chiller and
Contact Heat Exchanger
Precise battery temperature control
Electric Compressor
Lightweight, High-Performance
(5.6 kW cooling capacity)
HVAC with High-Efficiency
Blower Scroll
Significant reduction in power
consumption and noise
Integrated Climate
System Module
Revolutionizes cockpit
design by relocating
HVAC in engine
compartment

Visteon: HVCC Innovative Technologies and Strong IP

Please see appendix for important disclosures regarding “Forward Looking Information“
Intellectual Property Innovative Technologies
TF* Coolant Heater for Electric Vehicle
World First
Rapid Cabin Heating
& Compact Structure
More Innovation To Come
* Thin Film.
Heat Pump System for Electric Vehicle
Metal Seal Fitting for
Reducing Refrigerant Leakage
2010 2009 2008 2007 2006 2005 2004 2003 2002 2001 2000 2012
0
100
200
300
400
2011
Publication Year
# of Released Patents
Competitor D
Competitor C
Competitor B
HVCC
Competitor A
Source: Boston Consulting Group.
2013
PACE Award
2012
New Excellent
Technology (NET)
Certificate
IP
Application
Registration
2,279
7,538
HVCC

Automotive Converges with Consumer Electronics

Please see appendix for important disclosures regarding “Forward Looking Information“
Note: Logos above are trademarks and copyrights of the respective companies.
Next
Generation
User Interface
Open Source
Software
Environment
Cloud
Content &
Services
Always
Connected
“Pipeline”

Visteon: Driving Electronics Technology
Advanced Instrument Clusters
• Third generation reconfigurable clusters
• Leading 3-D graphics
• Superior display resolution
Next Generation Display Technologies
• Consumer electronics-driven user interaction
• OEM styling freedom
• Optimized viewability
Open Architecture Infotainment
• Contextual, intuitive HMI
• Car-to-Cloud connectivity
• “SmartScreen” smartphone integration
Redefining the Electronics Portfolio, Generating Content Growth and Margin Expansion

Page 25 Visteon: Driving Technology Please see appendix for important disclosures regarding “Forward Looking Information“ Generating Growth, Generating Value

Visteon: Post YFV (Financial Outlook)
Revenue Adjusted EBITDA Cash
$7.3 -
$7.5B
$7.8 -
$8.0B
$660 -
$690M
$600 -
$640M
$1.0B
$2.1B
$7.3 -
$7.5B
$620 -
$660M
KRW
(1)
1,094 1,120 1,110
Euro $1.30 $1.30 $1.30
Interiors
(ex. YFV)
Visteon 2014 Adjusted EBITDA Post YFV Transaction is 3% Below Our Original 2013
Guidance and We Have $1.1 Billion of Additional After-tax Cash Proceeds
Note: Consistent with Visteon’s reporting practices, Adjusted EBITDA includes equity in affiliates and deduction for non-controlling interests.
(1)  Effective rate with hedges.  Please see appendix for important disclosures regarding “Forward Looking Information“ and “Use of Non-GAAP Financial Information”
6/30/2013 6/30/2013 PF for
YFV Transaction
2013
Original
Guidance
2013
Revised
Guidance
2014 Post
YFV
2013
Original
Guidance
2013
Revised
Guidance
2014 Post
YFV

Going Forward
Visteon Focusing on Core Value Creating Assets
– Both core businesses among industry leaders
– Both exhibit higher than segment growth
– Bottom line being enhanced by Corporate fixed cost & SG&A reductions
YFV Transaction Affords Significant Balance Sheet Optimization…
The Plan: $1 Billion Share Buyback
– Board authorized an upsize of remaining share repurchase program to $1 billion though December 2015
Visteon Well Positioned to Continue Value Creation
– Balance sheet optimization
– Above industry growth in core operations with expanding margins
Visteon Focused on Continuing to Drive Shareholder Value
Please see appendix for important disclosures regarding “Forward Looking Information“

Appendix J.P. Morgan Conference – August 2013 Yanfeng Visteon Electronics Interiors Our Family of Businesses

Forward-Looking Information
This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of
1995. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various factors, risks and uncertainties that could cause our actual results to differ materially from those expressed in these forward-
looking statements, including, but not limited to,
conditions within the automotive industry, including (i) the automotive vehicle production volumes and schedules of our customers, and in particular Ford's and Hyundai-Kia’s vehicle production volumes, (ii) the financial condition of our customers and the effects of any restructuring or reorganization plans that may be undertaken by our customers, including work stoppages at our customers, and (iii) possible disruptions in the supply of commodities to us or our customers due to financial distress, work stoppages, natural disasters or civil unrest;
our ability to satisfy future capital and liquidity requirements; including our ability to access the credit and capital markets at the times and in the amounts needed and on terms acceptable to us; our ability to comply with financial and other covenants in our credit agreements; and the continuation of acceptable supplier payment terms;
our ability to execute on our transformational plans and cost-reduction initiatives in the amounts and on the timing contemplated;
our ability to satisfy pension and other post-employment benefit obligations;
our ability to access funds generated by foreign subsidiaries and joint ventures on a timely and cost effective basis;
general economic conditions, including changes in interest rates and fuel prices; the timing and expenses related to internal restructurings, employee reductions, acquisitions or dispositions and the effect of pension and other post-
employment benefit obligations;
increases in raw material and energy costs and our ability to offset or recover these costs, increases in our warranty, product liability and recall costs or the outcome of legal or regulatory proceedings to which we are or may become a party; and
those factors identified in our filings with the SEC (including our Annual Report on Form 10-K for the fiscal year ended
December 31, 2012).
Caution should be taken not to place undue reliance on our forward-looking statements, which represent our view only as of the date of this presentation, and which we assume no obligation to update. New business wins and re-wins do not represent firm orders or firm commitments from customers, but are based on various assumptions, including the timing and duration of product launches, vehicle productions levels, customer price reductions and currency exchange rates.

Because not all companies use identical calculations, Adjusted Gross Margin, Adjusted
SG&A, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS, Free Cash Flow and
Adjusted Free Cash Flow used throughout this presentation may not be comparable to other similarly titled measures of other companies.
In order to provide the forward-looking non-GAAP financial measures for full-year 2013, the
Company is providing reconciliations to the most directly comparable GAAP financial measures on the subsequent slides.  The provision of these comparable GAAP financial measures is not intended to indicate that the Company is explicitly or implicitly providing projections on those GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this presentation and the adjustments that management can reasonably predict.
Use of Non-GAAP Financial Information

Reconciliation of Non-GAAP Financial Information
Sales
The Company defines
Adjusted Gross Margin as
gross margin, adjusted to
eliminate the impacts of
employee severance,
pension settlements, other
non-operating costs and
stock-based compensation
expense.
Adjusted Gross Margin
The Company defines
Adjusted SG&A as SG&A,
adjusted to eliminate the
impacts of employee
severance, pension
settlements, other non-
operating costs and stock-
based compensation
expense.
Adjusted SG&A
2012 2013
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr
$1,856 $1,819 $1,656 $1,823 $7,154 $1,856 $1,892
Less: Discontinued operations 139 126 32 - 297 - -
Net sales, products $1,717 $1,693 $1,624 $1,823 $6,857 $1,856 $1,892
2012 2013
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr
Gross margin (incl. discontinued operations) $150 $141 $133 $198 $622 $154 $185
Less: Discontinued operations 16 13 4 - 33 - -
Gross margin $134 $128 $129 $198 $589 $154 $185
Less:
Employee severance, pension settlements and other (4) (2) - (11) (17) - -
Subtotal ($4) ($2) $0 ($11) ($17) $0 $0
Adjusted gross margin $138 $130 $129 $209 $606 $154 $185
2012 2013
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr
SG&A (incl. discontinued operations) $94 $90 $90 $102 $376 $86 $91
Less: Discontinued operations 3 3 1 0 7 0 0
SG&A $91 $87 $89 $102 $369 $86 $91
Less:
Employee severance, pension settlements and other 1 - 4 5 10 - -
Stock-based compensation expense 7 6 6 5 24 6 4
Subtotal $8 $6 $10 $10 $34 $6 $4
Adjusted SG&A $83 $81 $79 $92 $335 $80 $87
Net sales, products (incl. discontinued operations)

Reconciliation of Non-GAAP Financial Information
(cont’d)
Adjusted EBITDA
Free Cash Flow and Adjusted Free Cash Flow
2012 2013 2013 FY Guidance 2014 FY Guidance
(Dollars in Millions)
Full Year 1st Qtr 2nd Qtr Low-end High-end Low-end High-end
Adjusted EBITDA $626 $170 $187 $660 $690 $600 $640
Interest expense, net 35 10 9 40 40 55 45
Provision for income taxes 121 (18) 39 90 55 165 125
Depreciation and amortization 258 67 65 265 265 265 265
Restructuring expense 79 20 3 100 75 50 25
Equity investment gain (63) - - - - - -
Other income and expense 41 16 (1) 40 30 - -
Other non-operating costs, net 27 - 3 10 10 - -
Stock-based compensation expense 25 6 4 20 20 15 15
Discontinued operations net loss/(income) 3 - - - - - -
Net Income (loss) attributable to Visteon $100 $69 $65 $95 $195 $50 $165
2012 2013 2013 FY Guidance
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr Low-end High-end
Cash from (used by) operating activities $19 ($12) $156 $76 $239 $122 $36 $225 $300
Less:  Capital expenditures 53 49 44 83 229 63 51 250 250
Free cash flow ($34) ($61) $112 ($7) $10 $59 ($15) ($25) $50
Reconciliations to Adjusted Free Cash Flow (ex. Restructuring and Transaction-Related Cash)
Free cash flow ($34) ($61) $112 ($7) $10 $59 ($15) ($25) $50
Exclude: Restructuring cash payments 38 3 2 3 46 15 11 100 75
Exclude: Transaction-related cash 22 7 6 11 46 21 6 60 45
Adjusted free cash flow $26 ($51) $120 $7 $102 $95 $2 $135 $170

Reconciliations of Adjusted Net Income, Earnings per Share
and Adjusted Earnings per Share
2012 2013 2013 FY Guidance
(Dollars and Shares in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr Low-end High-end
Net income (loss) attributable to Visteon ($29) $75 $15 $39 $100 $69 $65 $95 $195
Average shares outstanding, diluted
51.9 53.7 53.8 53.0 53.3 51.9 50.5 50.7 50.7
Earnings per share ($0.56) $1.40 $0.28 $0.74 $1.88 $1.33 $1.29 $1.87 $3.85
Memo: Items Included in Net income (loss) attributable to Visteon
Restructuring expense (41) (1) (2) (35) (79) (20) (3) (100) (75)
Equity investment gain - 63 - - 63 - - - -
Other income and expense (22) (10) 9 (18) (41) (16) 1 (40) (30)
Other non-operating costs, net (5) (2) (5) (15) (27) - (4) (10) (10)
Taxes related to equity investment gain
- (6) - - (6) - - - -
Lighting net income / (loss) 3 (1) (5) - (3) - - - -
Total ($65) $43 ($3) ($68) ($93) ($36) ($6) ($150) ($115)
Memo: Adjusted EPS
Net income (loss) attributable to Visteon ($29) $75 $15 $39 $100 $69 $65 $95 $195
Items in net income (loss) attributable to Visteon (65) 43 (3) (68) (93) (36) (6) (150) (115)
Adjusted net income (loss) $36 $32 $18 $107 $193 $105 $71 $245 $310
Average shares outstanding, diluted 51.9 53.7 53.8 53.0 53.3 51.9 50.5 50.7 50.7
Adjusted earnings per share $0.69 $0.60 $0.33 $2.02 $3.62 $2.02 $1.41 $4.83 $6.11

Reconciliation of Climate Financial Information
Climate
2012 2013
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr YTD
Product Sales $1,023 $1,065 $1,024 $1,174 $4,286 $1,228 $1,247 $2,475
Gross Margin $89 $81 $89 $119 $378 $112 $121 $233
Employee Charges / Corp Severance - (1) - (8) (9) - - -
Adjusted Gross Margin $89 $82 $89 $127 $387 $112 $121 $233
% of Sales 8.7% 7.7% 8.7% 10.8% 9.0% 9.1% 9.7% 9.4%
SG&A
Product Line Specific and Allocated SG&A (35) (37) (35) (38) (145) (36) (35) (71)
Employee Charges / Corp Severance - - - - - - - -
Adjusted SG&A ($35) ($37) ($35) ($38) ($145) ($36) ($35) ($71)
Adjusted EBITDA
Adjusted Gross Margin $89 $82 $89 $127 $387 $112 $121 $233
Adjusted SG&A (35) (37) (35) (38) (145) (36) (35) (71)
Exclude D&A 45 49 46 46 186 49 50 99
Adjusted EBITDA (excl. Equity in Affil., NCI) $99 $94 $100 $135 $428 $125 $136 $261
% of Sales 9.7% 8.8% 9.8% 11.5% 10.0% 10.2% 10.9% 10.5%
Equity in Affiliates 1 1 - 3 5 2 3 5
Noncontrolling Interests (16) (9) (18) (20) (63) (14) (20) (34)
Adjusted EBITDA $84 $86 $82 $118 $370 $113 $119 $232

Reconciliation of Electronics Financial Information
Electronics
2012 2013
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr YTD
Product Sales $329 $304 $304 $337 $1,274 $365 $354 $719
Gross Margin $29 $33 $23 $53 $138 $37 $41 $78
Employee Charges / Corp Severance - - - (2) (2) - - -
Cadiz Non-Operating Costs (4) - - 3 (1) - - -
Adjusted Gross Margin $33 $33 $23 $52 $141 $37 $41 $78
% of Sales 10.0% 10.9% 7.6% 15.4% 11.1% 10.1% 11.6% 10.8%
SG&A
Product Line Specific and Allocated SG&A (16) (15) (15) (17) (63) (18) (18) (36)
Employee Charges / Corp Severance - - - - - - - -
Adjusted SG&A ($16) ($15) ($15) ($17) ($63) ($18) ($18) ($36)
Adjusted EBITDA
Adjusted Gross Margin $33 $33 $23 $52 $141 $37 $41 $78
Adjusted SG&A (16) (15) (15) (17) (63) (18) (18) (36)
Exclude D&A 8 8 8 7 31 7 7 14
Adjusted EBITDA (excl. Equity in Affil., NCI) $25 $26 $16 $42 $109 $26 $30 $56
% of Sales 7.6% 8.6% 5.3% 12.5% 8.6% 7.1% 8.5% 7.8%
Equity in Affiliates 3 4 5 6 18 4 5 9
Noncontrolling Interests - - (1) - (1) - - -
Adjusted EBITDA $28 $30 $20 $48 $126 $30 $35 $65

Reconciliation of Interiors Financial Information
Interiors
2012 2013
(Dollars in Millions)
1st Qtr 2nd Qtr 3rd Qtr 4th Qtr Full Year 1st Qtr 2nd Qtr YTD
Product Sales $393 $352 $307 $336 $1,388 $317 $334 $651
Gross Margin $16 $14 $17 $27 $74 $5 $23 $28
Employee Charges / Corp Severance - (1) - (3) (4) - - 0
Adjusted Gross Margin $16 $15 $17 $30 $78 $5 $23 $28
% of Sales 4.1% 4.3% 5.5% 8.9% 5.6% 1.6% 6.9% 4.3%
SG&A
Product Line Specific and Allocated SG&A (19) (18) (15) (17) (69) (17) (19) (36)
Employee Charges / Corp Severance - - - - - - - -
Adjusted SG&A ($19) ($18) ($15) ($17) ($69) ($17) ($19) ($36)
D&A 8 7 8 8 31 8 7 15
Adjusted D&A $8 $7 $8 $8 $31 $8 $7 $15
Adjusted EBITDA
Adjusted Gross Margin $16 $15 $17 $30 $78 $5 $23 $28
Adjusted SG&A (19) (18) (15) (17) (69) (17) (19) (36)
Adjusted D&A 8 7 8 8 31 8 7 15
Adjusted EBITDA (excl. Equity in Affil., NCI) $5 $4 $10 $21 $40 ($4) $11 $7
% of Sales 1.3% 1.1% 3.3% 6.3% 2.9% (1.3%) 3.3% 1.1%
Equity in Affiliates, excluding YFJC gain 38 35 34 34 141 38 37 75
Noncontrolling Interests (2) - - (1) (3) (1) (1) (2)
Adjusted EBITDA $41 $39 $44 $54 $178 $33 $47 $80

Reconciliation of YFVE Adjusted EBITDA
YFVE – Pro Forma Adjusted EBITDA Impact to Visteon Post Transaction
Note:  Estimates only, not purported to be U.S. GAAP.
2012 Actual 2013 Full-Year Estimate 2013 Actual
(Dollars in Millions)
Full Year Low-end High-end 1st Half
Adjusted EBITDA $40 $40 $45 $21
Interest expense, net 2 2 2 1
Provision for income taxes 5 5 5 3
Depreciation and amortization 7 9 9 4
Net income $26 $24 $29 $13

Second-Quarter Q2 2013
2012 2013 B/(W) 2012
Sales $1,693 $1,892
Adjusted Gross Margin $130 $185
Adjusted SG&A $81 $87
Adjusted EBITDA $147  $187
Adjusted EPS $0.60 $1.41
Free Cash Flow ($61) ($15)
Adjusted Free Cash Flow ($51) $2

Second-Quarter 2013 Key Financials
(Dollars in Millions)
7.7%
4.8%
8.7%
9.8%
4.6%
9.9%
$199
$0.81
$46
$53
210 bps
20 bps
120 bps

Sales and Adjusted EBITDA
Y/Y Performance Q2
Volume / Mix $214
Currency 5
Other Changes (20)
Total $199
Sales
(Dollars in Millions)
Adjusted EBITDA
Y/Y Performance Q2
Volume / Mix $45
Currency 2
Product Development (2)
Business Equation 2
Equity Income 5
Non-Controlling Interest (12)
Total $40
8.7%
9.9%
$1,693
$1,892
Q2 2012 Q2 2013
$147
$187
Q2 2012 Q2 2013

Second-Quarter 2013 Segment Financials
(Dollars in Millions)
Q2 2012
Q2 2013
(Includes Equity in Affiliates
and Non-Controlling Interests)
Q2 2012
Q2 2013
Note: Excludes $8 million and $14 million of corporate cost expense in Q2 2012 and Q2 2013, respectively.
$1,065
$304
$352
$1,247
$354
$334
Climate Electronics Interiors
$86
$30
$39
$119
$35
$47
Climate
Electronics Interiors
Sales
Adjusted EBITDA

Cash Flow / Cash / Debt
(Dollars in Millions)
Adjusted Free Cash Flow Positive in Second Quarter 2013
(1) Excludes non-cash equity investment amortization (excluded from Adjusted EBITDA).
Q1 2013 Q2 2013 YTD
Adjusted EBITDA $170 $187 $357
Trade Working Capital 97 (44) 53
Equity Earnings, Net of Dividends
(1)
(41) (44) (85)
Cash Taxes (29) (50) (79)
Interest Payments (3) (18) (21)
Restructuring / Transaction Payments (36) (17) (53)
Non-Controlling Interests 15 21 36
Other Changes (51) 1 (50)
Cash from Operations $122 $36 $158
Capital Expenditures (63) (51) (114)
Free Cash Flow $59 ($15) $44
Memo: Adjusted FCF
(ex. Restructuring / Transaction Payments)
$95 $2 $97
6/30/13
Cash ex. HVCC $675
HVCC Cash 333
Total Cash $1,008
Debt ex. HVCC 474
HVCC Debt 325
Total Debt $799
Net Cash $209
Visteon Leverage
LTM Adjusted EBITDA $693
Debt / Adj. EBITDA 1.2x
Net Debt / Adj. EBITDA N/M
Free Cash Flow
Visteon Cash and Debt

2013 Guidance
Prior Revised
Product Sales $7.3 B - $7.5 B $7.3 B - $7.5 B
Adjusted EBITDA $620 M - $660 M $660 M - $690 M
Free Cash Flow
Free Cash Flow (1) ($75) M - $25 M ($25) M - $50 M
Adjusted Free Cash Flow
(ex. Restructuring and Transaction-Related)
$100 M - $150 M $135 M - $170 M
Adjusted EPS $4.04 - $5.52 $4.83 - $6.11
Other Selected Items:
Prior Revised
Depreciation and Amortization $270 M $265 M
Interest Payments $50 M $45 M
Cash Taxes
Operating $120 M - $140 M $135 M - $160 M
Climate Transaction $20 M - $40 M $15 M - $20 M
Restructuring Payments $75 M - $125 M $75 M - $100 M
Capital Spending $250 M $250 M
(1) Free cash flow equal to cash from operating activities, less capital expenditures.
Includes $75-$100 million of restructuring and $50-$60 million in taxes and fees, primarily related to Halla Visteon Climate Control transaction.

Visteon is Well Positioned with Global Vehicle Production

Visteon: Post YFV (Sales by Region)
AP
43%
EU
31%
NA
20%
SA
6%
21.3 Million Units
Asia
N. America
S. America
Source:  IHS Automotive.
14%
U.S.
Current Post YFV Transaction
6%
20%
24%
50%
Global Industry Production
AP
47%
EU
29%
NA
19%
SA
SA
5%
Q2 2013 Global Production
Visteon Consolidated Sales by Region
Europe

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